                                 EXHIBIT 99.7

[LOGO]POPULAR                   PRELIMINARY SAMPLE                        [LOGO]
      ABS, INC.(SM)             POPULAR ABS 2005-5                         FBR


                       COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Friedman, Billings, Ramsey & Co., Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Friedman, Billings, Ramsey & Co., Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the FBR Trading Desk at (703) 469-1225.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail

POPULAR ABS 2005-5                        PREPAY TERM 24 MONTHS OR LESS; GROUP I
FRIEDMAN BILLINGS RAMSEY
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                                                       Weighted
                                                                           Weighted     Average
                                                      Current     Pct by    Average      Stated   Weighted   Weighted
                                         # of       Principal       Curr      Gross   Remaining    Average    Average
Current Principal Balance ($)           Loans         Balance   Prin Bal     Coupon        Term   Orig LTV       FICO
---------------------------------------------------------------------------------------------------------------------
0.01 - 50,000.00                           23      967,339.50       1.06      8.751         287      60.54        596
50,000.01 - 100,000.00                    122    9,444,816.47      10.37      7.941         333      79.96        619
100,000.01 - 150,000.00                   115   14,353,884.86      15.76      7.651         345      84.68        624
150,000.01 - 200,000.00                    80   13,817,677.73      15.17      7.266         338      79.76        629
200,000.01 - 250,000.00                    55   12,438,777.31      13.65      7.139         350      75.20        633
250,000.01 - 300,000.00                    39   10,699,219.92      11.74      7.094         349      78.70        642
300,000.01 - 350,000.00                    25    8,026,257.58       8.81      7.353         351      78.89        636
350,000.01 - 400,000.00                    15    5,639,747.21       6.19      6.988         345      79.69        671
400,000.01 - 450,000.00                    10    4,275,847.68       4.69      6.843         341      83.72        667
450,000.01 - 500,000.00                    10    4,802,884.26       5.27      6.929         341      79.87        659
500,000.01 - 550,000.00                     7    3,697,359.82       4.06      6.597         340      77.86        662
550,000.01 - 600,000.00                     3    1,695,217.54       1.86      6.334         357      79.29        663
600,000.01 - 650,000.00                     2    1,240,489.96       1.36      6.740         358      81.47        671
---------------------------------------------------------------------------------------------------------------------
Total:                                    506   91,099,519.84     100.00      7.276         344      79.65        638
---------------------------------------------------------------------------------------------------------------------
Min:   $22,974.62
Max:   $620,489.97
Average:   $180,038.58
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                                                      Weighted
                                                                          Weighted     Average
                                                     Current     Pct by    Average      Stated   Weighted   Weighted
                                        # of       Principal       Curr      Gross   Remaining    Average    Average
Current Gross Rate                     Loans         Balance   Prin Bal     Coupon        Term   Orig LTV       FICO
---------------------------------------------------------------------------------------------------------------------
5.000 - 5.499                              2      456,730.04       0.50      5.411         294      55.10        752
5.500 - 5.999                             22    5,889,449.46       6.46      5.841         324      73.72        679
6.000 - 6.499                             43   12,305,116.20      13.51      6.304         333      79.08        671
6.500 - 6.999                            126   24,699,418.03      27.11      6.807         343      78.12        661
7.000 - 7.499                             69   13,028,108.83      14.30      7.277         342      84.30        638
7.500 - 7.999                            126   20,144,059.20      22.11      7.741         355      81.30        617
8.000 - 8.499                             31    4,247,633.71       4.66      8.237         355      82.13        596
8.500 - 8.999                             49    6,719,550.81       7.38      8.771         346      80.34        584
9.000 - 9.499                             12    1,140,862.07       1.25      9.244         325      78.87        570
9.500 - 9.999                             18    1,667,211.01       1.83      9.773         348      74.29        555
10.000 - 10.499                            2      279,765.97       0.31     10.338         359      76.18        550
10.500 - 10.999                            3      330,039.54       0.36     10.915         328      67.16        528
11.500 - 11.999                            2      141,613.76       0.16     11.648         356      61.32        542
12.500 - 12.999                            1       49,961.21       0.05     12.500         357      78.13        509
---------------------------------------------------------------------------------------------------------------------
Total:                                   506   91,099,519.84     100.00      7.276         344      79.65        638
---------------------------------------------------------------------------------------------------------------------
Min:   5.375
Max:   12.500
Weighted Average:   7.276
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.
All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------
                                 Page 1  of  6

POPULAR ABS 2005-5                        PREPAY TERM 24 MONTHS OR LESS; GROUP I
FRIEDMAN BILLINGS RAMSEY
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                                                      Weighted
                                                                          Weighted     Average
                                                     Current     Pct by    Average      Stated   Weighted   Weighted
                                        # of       Principal       Curr      Gross   Remaining    Average    Average
FICO                                   Loans         Balance   Prin Bal     Coupon        Term   Orig LTV       FICO
---------------------------------------------------------------------------------------------------------------------
500 - 524                                 40    5,041,503.05       5.53      8.606         338      68.53        511
525 - 549                                 33    5,120,426.24       5.62      8.245         352      74.86        536
550 - 574                                 37    6,585,835.60       7.23      7.905         356      75.51        566
575 - 599                                 43    6,301,137.76       6.92      7.455         354      77.57        591
600 - 624                                 69   11,599,265.29      12.73      7.340         329      81.41        613
625 - 649                                 92   17,654,663.02      19.38      7.160         346      81.46        638
650 - 674                                 76   14,552,493.91      15.97      7.095         340      84.90        663
675 - 699                                 51    9,577,137.53      10.51      6.904         341      80.16        686
700 - 724                                 28    5,951,998.71       6.53      6.659         346      79.96        711
725 - 749                                 22    5,180,523.34       5.69      6.648         347      78.88        735
750 - 774                                 10    1,927,440.78       2.12      6.789         358      80.75        758
775 - 799                                  5    1,607,094.61       1.76      6.305         328      72.04        783
---------------------------------------------------------------------------------------------------------------------
Total:                                   506   91,099,519.84     100.00      7.276         344      79.65        638
---------------------------------------------------------------------------------------------------------------------
Min:   500
Max:   790
NZ Weighted Average:   638
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                                                      Weighted
                                                                          Weighted     Average
                                                     Current     Pct by    Average      Stated   Weighted   Weighted
                                        # of       Principal       Curr      Gross   Remaining    Average    Average
Original LTV                           Loans         Balance   Prin Bal     Coupon        Term   Orig LTV       FICO
---------------------------------------------------------------------------------------------------------------------
0.00 - 49.99                              27    3,576,261.35       3.93      6.880         331      38.90        650
50.00 - 54.99                              7    1,344,281.41       1.48      6.980         349      52.76        656
55.00 - 59.99                              9    1,597,453.84       1.75      7.280         330      57.46        603
60.00 - 64.99                             19    3,477,756.31       3.82      7.638         340      62.99        600
65.00 - 69.99                             18    3,657,905.02       4.02      7.094         358      67.54        628
70.00 - 74.99                             34    7,994,293.64       8.78      7.395         349      72.26        609
75.00 - 79.99                             54   10,360,361.81      11.37      7.247         336      76.94        613
80.00 - 80.00                            142   25,833,143.49      28.36      7.142         348      80.00        655
80.01 - 84.99                             28    5,167,529.23       5.67      7.137         344      83.67        619
85.00 - 89.99                             45    7,698,759.61       8.45      7.440         341      86.18        619
90.00 - 94.99                             37    7,019,737.58       7.71      7.261         335      90.30        651
95.00 - 99.99                             25    4,601,415.11       5.05      7.444         348      95.68        658
100.00 >=                                 61    8,770,621.44       9.63      7.598         342     100.00        669
---------------------------------------------------------------------------------------------------------------------
Total:                                   506   91,099,519.84     100.00      7.276         344      79.65        638
---------------------------------------------------------------------------------------------------------------------
Min:   10.00
Max:   100.00
Weighted Average:   79.65
% > 80:   36.51
% > 90:   15.71
% > 95:   10.66
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.
All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------
                                 Page 2  of  6

POPULAR ABS 2005-5                        PREPAY TERM 24 MONTHS OR LESS; GROUP I
FRIEDMAN BILLINGS RAMSEY
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                                                         Weighted
                                                                             Weighted     Average
                                                        Current     Pct by    Average      Stated   Weighted   Weighted
Original CLTV Including                    # of       Principal       Curr      Gross   Remaining    Average    Average
Silent Seconds                            Loans         Balance   Prin Bal     Coupon        Term   Orig LTV       FICO
------------------------------------------------------------------------------------------------------------------------
0.00 - 49.99                                 27    3,576,261.35       3.93      6.880         331      38.90        650
50.00 - 54.99                                 7    1,344,281.41       1.48      6.980         349      52.76        656
55.00 - 59.99                                 9    1,597,453.84       1.75      7.280         330      57.46        603
60.00 - 64.99                                19    3,477,756.31       3.82      7.638         340      62.99        600
65.00 - 69.99                                18    3,657,905.02       4.02      7.094         358      67.54        628
70.00 - 74.99                                33    7,714,523.61       8.47      7.409         349      72.34        608
75.00 - 79.99                                51    9,599,675.60      10.54      7.223         335      77.00        611
80.00 - 80.00                               110   20,766,554.40      22.80      7.119         350      80.00        657
80.01 - 84.99                                28    5,167,529.23       5.67      7.137         344      83.67        619
85.00 - 89.99                                46    7,983,586.96       8.76      7.478         342      85.78        619
90.00 - 94.99                                40    7,749,416.75       8.51      7.236         337      88.97        651
95.00 - 99.99                                27    5,077,273.97       5.57      7.402         349      93.92        657
100.00 >=                                    91   13,387,301.39      14.70      7.482         341      93.10        660
------------------------------------------------------------------------------------------------------------------------
Total:                                      506   91,099,519.84     100.00      7.276         344      79.65        638
------------------------------------------------------------------------------------------------------------------------
Min:   10.00
Max:   100.00
Weighted Average:   79.65
% > 80:   36.51
% > 90:   15.71
% > 95:   10.66
-------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                                                      Weighted
                                                                          Weighted     Average
                                                     Current     Pct by    Average      Stated   Weighted   Weighted
                                        # of       Principal       Curr      Gross   Remaining    Average    Average
Original Term (months)                 Loans         Balance   Prin Bal     Coupon        Term   Orig LTV       FICO
---------------------------------------------------------------------------------------------------------------------
120                                        1       34,026.16       0.04      9.200         117      80.00        670
180                                       48    6,197,072.77       6.80      6.977         178      79.57        639
240                                        8    1,568,203.70       1.72      6.522         238      76.84        667
360                                      449   83,300,217.21      91.44      7.312         358      79.71        637
---------------------------------------------------------------------------------------------------------------------
Total:                                   506   91,099,519.84     100.00      7.276         344      79.65        638
---------------------------------------------------------------------------------------------------------------------
Min:   120
Max:   360
Weighted Average:   346
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                                                      Weighted
                                                                          Weighted     Average
                                                     Current     Pct by    Average      Stated   Weighted   Weighted
                                        # of       Principal       Curr      Gross   Remaining    Average    Average
Stated Remaining Term (months)         Loans         Balance   Prin Bal     Coupon        Term   Orig LTV       FICO
---------------------------------------------------------------------------------------------------------------------
61 - 120                                   1       34,026.16       0.04      9.200         117      80.00        670
121 - 180                                 48    6,197,072.77       6.80      6.977         178      79.57        639
181 - 240                                  8    1,568,203.70       1.72      6.522         238      76.84        667
301 - 360                                449   83,300,217.21      91.44      7.312         358      79.71        637
---------------------------------------------------------------------------------------------------------------------
Total:                                   506   91,099,519.84     100.00      7.276         344      79.65        638
---------------------------------------------------------------------------------------------------------------------
Min:   117
Max:   360
Weighted Average:   344
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.
All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------
                                 Page 3  of  6

POPULAR ABS 2005-5                        PREPAY TERM 24 MONTHS OR LESS; GROUP I
FRIEDMAN BILLINGS RAMSEY
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                                                      Weighted
                                                                          Weighted     Average
                                                     Current     Pct by    Average      Stated   Weighted    Weighted
FRM                                     # of       Principal       Curr      Gross   Remaining    Average     Average
ARM                                    Loans         Balance   Prin Bal     Coupon        Term   Orig LTV        FICO
---------------------------------------------------------------------------------------------------------------------
Fixed Rate                               506   91,099,519.84     100.00      7.276         344      79.65         638
---------------------------------------------------------------------------------------------------------------------
Total:                                   506   91,099,519.84     100.00      7.276         344      79.65         638
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                                                      Weighted
                                                                          Weighted     Average
                                                     Current     Pct by    Average      Stated   Weighted   Weighted
                                        # of       Principal       Curr      Gross   Remaining    Average    Average
Product                                Loans         Balance   Prin Bal     Coupon        Term   Orig LTV       FICO
---------------------------------------------------------------------------------------------------------------------
Balloon 30/15                             15    1,830,357.66       2.01      6.886         178      80.45        632
Balloon 30/15 60mo IO                      6    1,241,442.02       1.36      6.354         178      90.12        693
Fixed 10 yr                                1       34,026.16       0.04      9.200         117      80.00        670
Fixed 15 yr                               24    2,423,273.09       2.66      7.531         178      70.08        611
Fixed 15 yr - 60mo IO                      3      702,000.00       0.77      6.406         178      91.36        655
Fixed 20 yr                                8    1,568,203.70       1.72      6.522         238      76.84        667
Fixed 30 yr                              426   77,185,889.12      84.73      7.337         358      79.41        635
Fixed 30 yr - 60mo IO                     23    6,114,328.09       6.71      6.999         358      83.47        671
---------------------------------------------------------------------------------------------------------------------
Total:                                   506   91,099,519.84     100.00      7.276         344      79.65        638
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                                                      Weighted
                                                                          Weighted     Average
                                                     Current     Pct by    Average      Stated   Weighted   Weighted
Prepayment Penalty Original             # of       Principal       Curr      Gross   Remaining    Average    Average
Term (months)                          Loans         Balance   Prin Bal     Coupon        Term   Orig LTV       FICO
---------------------------------------------------------------------------------------------------------------------
0                                        220   29,238,610.58      32.10      7.657         343      83.76        628
6                                          1      123,080.32       0.14      7.890         358      85.00        646
12                                       175   41,475,883.99      45.53      7.189         350      74.63        638
24                                       110   20,261,944.95      22.24      6.900         332      83.98        652
---------------------------------------------------------------------------------------------------------------------
Total:                                   506   91,099,519.84     100.00      7.276         344      79.65        638
---------------------------------------------------------------------------------------------------------------------
Loans with Penalty:   67.90
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                                                      Weighted
                                                                          Weighted     Average
                                                     Current     Pct by    Average      Stated   Weighted   Weighted
                                        # of       Principal       Curr      Gross   Remaining    Average    Average
Lien                                   Loans         Balance   Prin Bal     Coupon        Term   Orig LTV       FICO
---------------------------------------------------------------------------------------------------------------------
First Lien                               506   91,099,519.84     100.00      7.276         344      79.65        638
---------------------------------------------------------------------------------------------------------------------
Total:                                   506   91,099,519.84     100.00      7.276         344      79.65        638
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                                                      Weighted
                                                                          Weighted     Average
                                                     Current     Pct by    Average      Stated   Weighted   Weighted
                                        # of       Principal       Curr      Gross   Remaining    Average    Average
Documentation Type                     Loans         Balance   Prin Bal     Coupon        Term   Orig LTV       FICO
---------------------------------------------------------------------------------------------------------------------
Full Doc                                 350   56,638,780.74      62.17      7.291         340      82.03        627
SI                                       150   32,405,261.76      35.57      7.272         350      75.75        657
Alt Doc                                    5    1,815,747.30       1.99      7.136         358      79.80        643
Lite Doc                                   1      239,730.04       0.26      5.375         236      43.60        747
---------------------------------------------------------------------------------------------------------------------
Total:                                   506   91,099,519.84     100.00      7.276         344      79.65        638
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.
All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------
                                 Page 4  of  6

POPULAR ABS 2005-5                        PREPAY TERM 24 MONTHS OR LESS; GROUP I
FRIEDMAN BILLINGS RAMSEY
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                                                      Weighted
                                                                          Weighted     Average
                                                     Current     Pct by    Average      Stated   Weighted   Weighted
                                        # of       Principal       Curr      Gross   Remaining    Average    Average
Loan Purpose                           Loans         Balance   Prin Bal     Coupon        Term   Orig LTV       FICO
---------------------------------------------------------------------------------------------------------------------
Cashout Refinance                        396   71,045,698.48      77.99      7.259         341      78.75        631
Purchase                                  85   16,018,966.41      17.58      7.357         352      82.82        671
Rate/Term Refinance                       25    4,034,854.95       4.43      7.264         358      83.05        630
---------------------------------------------------------------------------------------------------------------------
Total:                                   506   91,099,519.84     100.00      7.276         344      79.65        638
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                                                      Weighted
                                                                          Weighted     Average
                                                     Current     Pct by    Average      Stated   Weighted   Weighted
                                        # of       Principal       Curr      Gross   Remaining    Average    Average
Property Type                          Loans         Balance   Prin Bal     Coupon        Term   Orig LTV       FICO
---------------------------------------------------------------------------------------------------------------------
Single Family Detached                   451   76,970,471.73      84.49      7.312         341      80.36        635
Duplex                                    36   10,296,212.72      11.30      6.962         357      73.78        656
Condominium                               13    2,467,693.94       2.71      7.312         343      81.57        645
Quadruplex                                 2      678,965.61       0.75      7.998         359      91.48        613
Triplex                                    3      516,175.84       0.57      6.931         357      77.80        685
Townhouse                                  1      170,000.00       0.19      7.500         360      45.70        553
---------------------------------------------------------------------------------------------------------------------
Total:                                   506   91,099,519.84     100.00      7.276         344      79.65        638
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                                                      Weighted
                                                                          Weighted     Average
                                                     Current     Pct by    Average      Stated   Weighted   Weighted
                                        # of       Principal       Curr      Gross   Remaining    Average    Average
Occupancy Type                         Loans         Balance   Prin Bal     Coupon        Term   Orig LTV       FICO
---------------------------------------------------------------------------------------------------------------------
Owner-Occupied                           484   87,819,048.47      96.40      7.265         343      79.98        637
Non-Owner Occupied                        22    3,280,471.37       3.60      7.583         352      70.79        665
---------------------------------------------------------------------------------------------------------------------
Total:                                   506   91,099,519.84     100.00      7.276         344      79.65        638
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.
All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------
                                 Page 5  of  6

POPULAR ABS 2005-5                        PREPAY TERM 24 MONTHS OR LESS; GROUP I
FRIEDMAN BILLINGS RAMSEY
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                                                      Weighted
                                                                          Weighted     Average
                                                     Current     Pct by    Average      Stated   Weighted   Weighted
                                        # of       Principal       Curr      Gross   Remaining    Average    Average
State                                  Loans         Balance   Prin Bal     Coupon        Term   Orig LTV       FICO
---------------------------------------------------------------------------------------------------------------------
New York                                 146   35,890,797.71      39.40      7.153         350      73.01        640
Maryland                                  37    9,557,732.67      10.49      6.607         323      83.04        654
North Carolina                            48    6,067,015.58       6.66      7.428         340      86.17        635
Indiana                                   40    5,049,852.48       5.54      7.255         349      85.96        656
New Jersey                                17    3,768,555.03       4.14      7.353         358      79.13        641
Illinois                                  14    2,854,603.20       3.13      7.742         358      89.17        620
South Carolina                            23    2,435,117.22       2.67      7.644         352      84.60        625
Georgia                                   18    2,348,753.45       2.58      7.915         346      89.71        625
Michigan                                  10    2,191,121.42       2.41      6.863         336      89.95        674
Alabama                                   14    2,155,978.63       2.37      7.072         320      84.73        650
Texas                                     27    2,064,826.37       2.27      8.208         321      77.18        585
Kansas                                    19    1,863,140.60       2.05      7.481         281      90.91        639
Massachusetts                              6    1,655,693.42       1.82      7.910         358      75.04        550
Florida                                    7    1,432,563.34       1.57      7.475         358      86.01        659
Virginia                                   7    1,278,802.55       1.40      7.864         359      88.17        634
Pennsylvania                              10    1,040,747.79       1.14      8.132         346      86.96        621
California                                 5    1,038,492.21       1.14      6.904         318      68.43        637
New Mexico                                 7      866,994.70       0.95      8.086         358      85.72        594
Iowa                                       6      842,093.18       0.92      7.214         358      89.10        662
Missouri                                   5      752,568.35       0.83      7.894         350      85.33        670
Connecticut                                4      707,102.28       0.78      7.068         308      59.75        591
Rhode Island                               3      571,540.14       0.63      7.660         359      74.49        567
Arizona                                    3      523,729.88       0.57      8.153         311      76.35        654
Ohio                                       4      479,799.28       0.53      7.353         324      89.37        619
Tennessee                                  3      457,961.46       0.50      6.970         359      80.00        664
Wisconsin                                  3      429,722.71       0.47      7.550         358      88.91        659
Kentucky                                   3      376,123.58       0.41      7.470         358      87.14        615
Nevada                                     2      368,134.91       0.40      7.786         358      88.05        653
Utah                                       2      333,168.99       0.37      7.755         359      89.68        696
Delaware                                   2      305,257.84       0.34      7.190         359      87.42        615
Maine                                      2      280,226.76       0.31      7.081         227      75.23        636
Washington                                 1      244,000.00       0.27      6.540         360      80.00        682
Vermont                                    1      223,445.83       0.25      6.999         357      54.90        529
Arkansas                                   3      202,309.74       0.22      8.665         358      81.86        650
Oklahoma                                   2      174,102.74       0.19      8.297         358      91.13        615
Colorado                                   1      155,579.37       0.17      7.750         358      95.00        596
Idaho                                      1      111,864.43       0.12      8.650         358      70.00        500
---------------------------------------------------------------------------------------------------------------------
Total:                                   506   91,099,519.84     100.00      7.276         344      79.65        638
---------------------------------------------------------------------------------------------------------------------
Top 3 Zip Code:   10461(1.59%),10466(1.32%),11706(1.18%),11207(1.11%),11357(1.08%)
Number of States:   37
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Gross Margin
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Minimum Interest rate
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Maximum Interest Rate
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Initial Periodic Rate Cap
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Subsequent Periodic Rate Cap
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.
All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------
                                 Page 6  of  6